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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 4, 2002

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-12822 (Commission File Number)	54-2086934 (IRS Employer Identification No.)

5775 Peachtree Dunwoody Road, Suite B-200
Atlanta Georgia 30342
(Address of Principal
Executive Offices)

(404) 250-3420
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Item 5. Other Events.

        On April 4, 2002, Beazer Homes USA, Inc. (the "Company") issued the press release attached hereto as exhibit 99.1 and made a part hereof regarding its conference call for March 31, 2002 quarter results scheduled for April 25, 2002. On April 9, 2002 the Company issued the press release attached hereto as exhibit 99.2 and made a part hereof announcing it received an upgrade from Standard & Poor's. For additional information, please see the press releases.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.

99.1
Press release issued April 4, 2002.

99.2
Press release issued April 9, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.
Date: April 9, 2002	By:	/s/ DAVID S. WEISS David S. Weiss Executive Vice President and Chief Financial Officer

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SIGNATURES